UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UDR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to the Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

UDR, INC.

UDR, INC.
1745 SHEA CENTER DRIVE
SUITE 200
HIGHLANDS RANCH, CO 80129

Meeting Information

Meeting Type:	Annual

For holders as of:	03/23/09

Date: 05/13/09 Time: 8:30 a.m., Local Time

Location:	Hyatt Regency Tech Center 7800 E. Tufts Avenue Denver, CO 80237
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
•     Notice And Proxy Statement
•     Annual Report/Form 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/28/09.
—— How To Vote ——
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMEND A VOTE
“FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS
Nominees:
	01) Katherine A. Cattanach	07) Thomas R. Oliver
	02) Eric J. Foss	08) Lynne B. Sagalyn
	03) Robert P. Freeman	09) Mark J. Sandler
	04) Jon A. Grove	10) Thomas W. Toomey
	05) James D. Klingbeil	11) Thomas C. Wajnert
06) Robert C. Larson
2.	Proposal to ratify the appointment of Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2009.

3.
Proposal to approve the amended and restated 1999 Long-Term Incentive Plan, including to (i) increase the number of shares reserved for issuance under the plan from 4,000,000 shares to 16,000,000 shares (with future Awards other than Stock Options and Stock Appreciation Rights counting against the reserve at a rate of 2.28 shares for each share actually used) and (ii) raise the annual per person limit on Awards other than Options and Stock Appreciation Rights to $5,000,000, and shares of stock with respect to Options and/or Stock Appreciation Rights to 5,000,000 shares.